Rule 497(e)
File Nos. 033-19943; 811-03072-02

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT TWO

033-19943   HV-1531 – NQ Variable Account

Supplement dated October 13, 2023 to your Prospectus dated May 1, 2023.

This Supplement dated October 13, 2023 amends certain information contained in the Prospectus dated May 1, 2023.

FEE TABLE

Effective immediately, the paragraph above the Annual Underlying Fund Operating Expenses, Minimum and Maximum table in the Fee Table section of the Prospectus dated May 1, 2023 is amended as follows.

The next item shows the minimum and maximum total operating expenses charged by the Underlying Fund as of December 31, 2022 that you may pay periodically during the time that you participate in the Contract. A complete list of the Underlying Fund available under the Contract, including their annual expenses, may be found at the back of this Prospectus in Appendix A – Underlying Fund.

All other information in the Annual Underlying Fund Operating Expenses, Minimum and Maximum table in the Fee Table section of the Prospectus dated May 1, 2023 remains unchanged.

CONTRACT CHARGES

Also, effective immediately, the Mortality and Expense Risk and Administrative Charge paragraph and table in the Contract Charges section of the Prospectus dated May 1, 2023 is amended as follows.

Mortality and Expense Risk and Administrative Charge

For providing administrative services, and for assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate against all Contract values in the Sub-Account.

Mortality and Expense Risk and Administrative Charge
All Participants	1.00%

All other information in the Mortality and Expense Risk and Administrative Charge paragraph of the Contract Fees section of the Prospectus dated May 1, 2023 remains unchanged.

This Supplement must be accompanied by and read in conjunction with the current Prospectus dated May 1, 2023. Please read this Supplement carefully and retain it for future reference.

2023-PROSUPP-43-HV1531